UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 14, 2007

Greenleaf Forest Products, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-137920	20-354739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1611 Gate Creek Drive Pearland, Texas	77581
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 880-9663

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On August 14, 2007 our predecessor, Greenleaf Forest Products, Inc., a Nevada corporation (“GFP-NV”), and Greenleaf Forest Products, Inc., a Delaware corporation and wholly-owned subsidiary of GFP-NV (“GFP-DE”), entered into an Agreement and Plan of Merger. On August 14, 2007, GFP-NV merged with and into GFP-DE, so that GFP-NV and GFP-DE became a single corporation named Greenleaf Forest Products, Inc. (the “Surviving Corporation”), which exists under, and is governed by, the laws of the State of Delaware (the “Merger”).

As a result of the Merger, all of the assets, property, rights, privileges, powers and franchises of GFP-NV became vested in, held and enjoyed by the Surviving Corporation and the Surviving Corporation assumed all of the obligations of GFP-NV.

Item 3.03.

Material Modification to Rights of Security Holders.

Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and By-laws of GFP-DE became the Certificate of Incorporation and By-laws of the Surviving Corporation.

In addition, each share of common stock, par value $0.001 per share, of GFP-NV that was issued and outstanding immediately prior to the Merger was converted into 4.8295454 issued and outstanding shares of common stock, par value $0.001 per share, of the Surviving Corporation (“Common Stock”), so that the holders of all of the issued and outstanding shares of common stock of GFP-NV immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of GFP-DE owned by GFP-NV immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated August 14, 2007, between Greenleaf Forest Products, Inc., a Nevada corporation, and Greenleaf Forest Products, Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging Greenleaf Forest Products, Inc., a Nevada corporation, with and into Greenleaf Forest Products, Inc., a Delaware corporation
2.3	Articles of Merger merging Greenleaf Forest Products, Inc., a Nevada corporation, with and into Greenleaf Forest Products, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Greenleaf Forest Products, Inc., a Delaware corporation
3.2	By-laws of Greenleaf Forest Products, Inc., a Delaware corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenleaf Forest Products, Inc.
Dated: August 14, 2007	By:	/s/ Michelle Maresova
		Name:	Michelle Maresova
		Title:	President

Index to Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated August 14, 2007, between Greenleaf Forest Products, Inc., a Nevada corporation, and Greenleaf Forest Products, Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging Greenleaf Forest Products, Inc., a Nevada corporation, with and into Greenleaf Forest Products, Inc., a Delaware corporation
2.3	Articles of Merger merging Greenleaf Forest Products, Inc., a Nevada corporation, with and into Greenleaf Forest Products, Inc., a Delaware corporation
3.1	Certificate of Incorporation of Greenleaf Forest Products, Inc., a Delaware corporation
3.2	By-laws of Greenleaf Forest Products, Inc., a Delaware corporation

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